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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934


                                October 25, 2002
         --------------------------------------------------------------
                Date of Report (date of earliest event reported)


                              SmarTire Systems Inc.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)



         British Columbia                  0-24209                 N/A
 ---------------------------------   ------------------   ----------------------
   (State or Other Jurisdiction          (Commission          (IRS Employer
         Of Incorporation)               File Number)       Identification No.)




         #150 - 13151 Vanier Place, Richmond, British Columbia, V6V 2J1
         --------------------------------------------------------------
                    (Address of principal executive offices)



                                 (604) 276-9884
                  --------------------------------------------
                         (Registrant's telephone number,
                              including area code)




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ITEM 5.    OTHER EVENTS

     Reference is made to the press release of the Registrant, issued and disseminated on October 25, 2002, announcing changes to its executive management team in response to an evolving marketplace and a shift in focus from the automotive aftermarket to the original equipment market.


ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

Exhibits
     99.1  Press release issued by the Registrant on October 25, 2002



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            SMARTIRE SYSTEMS INC.



                                            By /s/   Jeff Finkelstein
                                               ---------------------------------
                                                     Jeff Finkelstein, CA
                                                     Chief Financial Officer

Dated:  October 29, 2002



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